UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2023

Crixus BH3 Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-40868	86-2249068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

819 NE 2nd Avenue, Suite 500 Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

(954) 416-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	BHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BHAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	BHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2023 (the “Prior 8-K”), Crixus BH3 Acquisition Company (the “Company”), Crixus BH3 Sponsor LLC (the “Sponsor”) and Focus Impact BHAC Sponsor, LLC (the “New Sponsor”) intended to enter into non-redemption agreements (the “Non-Redemption Agreements”) with certain stockholders of the Company pursuant to which, if such stockholders do not redeem (or validly rescind any redemption requests on) their shares of Class A common stock, par value $0.0001 per share (“Class A common stock”, together with Class B common stock (as defined below), the “Common Stock”) (the “Non-Redeemed Shares”) in connection with the special meeting of stockholders held on October 6, 2023 (the “Special Meeting”), the New Sponsor will agree to transfer to such investors shares of Common Stock held by the New Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Meeting. A form of the Non-Redemption Agreement was attached as Exhibit 10.1 to the Prior 8-K.

As of the date hereof, the Company, the Sponsor and the New Sponsor entered into Non-Redemption Agreements on substantially the same terms with certain stockholders of the Company, pursuant to which such stockholders agreed not to redeem (or to validly rescind any redemption requests on) an aggregate of 1,946,794 Non-Redeemed Shares in connection with the Special Meeting. In exchange for the foregoing commitments not to redeem such shares of Class A common stock, the New Sponsor agreed to transfer an aggregate of 389,359 shares of Common Stock held by the New Sponsor to such stockholders immediately following consummation of an initial business combination if they continued to hold such Non-Redeemed Shares through the Special Meeting. The Non-Redemption Agreements increased the amount of funds that remain in the Company’s trust account following the Special Meeting.

The foregoing description is qualified in its entirety by reference to the Form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting, the Company filed an amendment to the Company’s amended and restated certificate of incorporation (as amended by the Certificate of Amendment filed with the Delaware Secretary of State on December 7, 2022, the “Charter”) with the Delaware Secretary of State on October 6, 2023 (the “Certificate of Amendment”), which (i) further extended the period of time by which the Company has to consummate an initial business combination to July 31, 2024 (the “Charter Amendment”) and (ii) provided for the right of a holder of shares of Class B common stock, par value $0.0001 per share (“Class B common stock”) to convert its shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment”).

The foregoing description is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 6, 2023, the Company held the Special Meeting. On August 25, 2023, the record date for the Special Meeting, there were 5,012,592 shares of Class A common stock and 5,750,000 shares of Class B common stock entitled to be voted at the Special Meeting. At the Special Meeting, 8,785,194 shares of Class A common stock and Class B common stock, voting together as a class, of the Company or 81.627% of the shares entitled to vote at the Special Meeting were represented in person or by proxy, and 4,674,242 shares of Class B common stock of the Company or 81.291% of the shares entitled to vote at the Special Meeting for purposes of considering and voting on the proposal regarding the Founder Share Amendemnt were represented in person or by proxy.

1.	Charter Amendment

Stockholders approved the proposal to amend the Charter, extending the date by which it has to complete a business combination to July 31, 2024. Adoption of the amendment required approval by the affirmative vote of at least a majority of the outstanding shares of Common Stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,446,952	338,242	0	—

2.	Founder Share Amendment

Stockholders approved the proposal to amend the Charter, giving holders of Class B common stock the right to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder. Adoption of the amendment required approval by the affirmative vote of at least a majority of the (x) outstanding shares of Common Stock and (y) outstanding shares of Class B common stock. The voting results were as follows:

Number of Shares of Common Stock

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,243,135	103	0	541,956

Number of Shares of Class B Common Stock

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,674,242	0	0	—

The Company had solicited proxies in favor an adjournment proposal which would have given the Company authority to adjourn the Special Meeting to solicit additional proxies. As there were sufficient shares voted in favor of all of the proposals, this proposal was not voted upon at the Special Meeting.

Item 7.01.	Regulation FD Disclosure.

In connection with the stockholders’ vote at the Special Meeting, 2,700,563 shares were tendered for redemption. After giving effect to the foregoing redemptions, the Company expects to have approximately $24.6 million remaining in the trust account.

In addition, on October 6, 2023, upon the adoption of the Founder Share Amendment, the Sponsor converted 3,000,000 of their shares of Class B common stock into shares of Class A common stock. Such converted shares of Class A common stock are not entitled to receive funds from the trust account through redemptions or otherwise and will remain subject to the existing transfer restrictions. After giving effect to the redemptions and the conversion, the Company expects to have 5,312,029 shares of Class A common stock and 2,750,000 shares of Class B Common Stock outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of Crixus BH3 Acquisition Company dated October 6, 2023.

10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIXUS3 BH3 ACQUISITION COMPANY

By:	/s/ Gregory Freedman
Name:	Gregory Freedman
Title:	Co-Chief Executive Officer and Chief Financial Officer

Date: October 6, 2023